Prospectus Supplement	March 30, 2017

Putnam Global Dividend Fund
Prospectus dated March 30, 2017

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, the proposed merger of Putnam Global Dividend Fund into Putnam Global Sector Fund. Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of Putnam Global Dividend Fund and its shareholders. A full description of Putnam Global Sector Fund, the similarities and differences between it and Putnam Global Dividend Fund, and the proposed merger will be contained in a prospectus/proxy statement, expected to be mailed to shareholders in April, 2017, that will solicit shareholder votes to approve the merger.

Completion of the merger is subject to a number of conditions, including approval by shareholders of Putnam Global Dividend Fund. A special meeting of shareholders of Putnam Global Dividend Fund is currently scheduled for May 16, 2017, although it may be adjourned to a later date.

Under the terms of the proposed merger, the assets and liabilities of Putnam Global Dividend Fund will be transferred to Putnam Global Sector Fund in return for shares of Putnam Global Sector Fund (the “Merger Shares”) with equal total net asset value as of the valuation date and time described. The Merger Shares will be distributed pro rata to shareholders of Putnam Global Dividend Fund in exchange for their fund shares, in complete liquidation of Putnam Global Dividend Fund. Share -holders will receive Merger Shares of the same class as the Putnam Global Dividend Fund shares they held. The merger is expected to be tax free for federal income tax purposes.

If shareholders approve the proposed merger, Putnam Management currently expects that Putnam Global Dividend Fund may make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence on or about May 17, 2017 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Putnam Global Dividend Fund closed to new accounts on March 6, 2017. At any time prior to the close of the merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Putnam Global Sector Fund, nor is it a solicitation of any proxy. For more information regarding Putnam Global Sector Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

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